Exhibit 10.4

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this

“Amendment”), dated as of May 3, 2022, is entered into by and among PHATHOM PHARMACEUTICALS, INC., a Delaware corporation, each of its Subsidiaries from time to time party to the Loan Agreement (as defined below) as borrower (individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Existing Lenders”), SAGARD HEALTHCARE ROYALTY PARTNERS, LP, a Cayman Islands exempted limited partnership (the “Incoming Lender”, and together with the Existing Lenders, the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Existing Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of September 17, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Loan Agreement”).

B.
Borrower has informed Agent and the Lenders that it shall enter into a Revenue Interest Financing Agreement dated as of May 3, 2022 with NQ Project Pharaoh, L.P., a Delaware limited partnership, Sagard Healthcare Royalty Partners, LP, a Cayman Islands exempted limited partnership, Sagard Healthcare Partners Co-Invest Designated Activity Company, a company incorporated in Ireland, Hercules Capital, Inc., a Maryland corporation, Hercules Private Global Venture Growth Fund I L.P., a Delaware limited partnership, and any other entity or entities that become party thereto (collectively, referred to as “Investor”), pursuant to which Investor will extend certain financing to Borrower secured by the Revenue Interest Collateral from time to time, and Borrower will owe certain royalty and other payments to Investor in connection therewith on a secured basis, each in accordance with and pursuant to the terms of such Revenue Interest Financing Agreement in the form attached as Exhibit A to this Amendment (the “RIF Agreement”, and together with the transactions contemplated therein as of the date of this Amendment, the “RIFA Transaction”; provided, however, the RIF Agreement and the RIFA Transaction shall not include any agreement, transaction or other arrangement between Borrower and Investor that is not expressly set out, or contemplated by, Exhibit A to this Amendment, including any amendment, restatement, supplementation, waiver or other modification thereto except to the extent permitted by the Loan Agreement).

C.
Borrower has requested that Agent and the Lenders consent to the RIFA Transaction and make certain other revisions to the Loan Agreement. Although Agent and the Lenders are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.

SECTION 1 Definitions; Interpretation.

(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment).

(b)
Rules of Construction. The rules of construction in Section 1.2 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Consent.

(a)
Subject to the terms of this Amendment and the RIF Subordination Agreement, and notwithstanding anything to the contrary in the Loan Agreement, Agent and the Lenders hereby consent to the RIFA Transaction and the Borrower performing its obligations thereunder and the Lenders authorize the Agent to enter into the RIF Subordination Agreement.

(b)
The consent set forth in this Section 2 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver, forbearance or modification of any other term or condition of any Loan Document or any transaction other than the RIFA Transaction and as otherwise expressly contemplated by this Amendment; (b) prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document; or (c) limit or impair Agent’s or any Lender’s right to demand strict performance of all terms and covenants of the Loan Agreement, as amended hereby, as of any date.

SECTION 3 Amendments to the Loan Agreement.

(a)
Upon satisfaction of the conditions set forth in Section 4 hereof, the Loan Agreement is hereby amended as follows:

(i)
New Definitions. The following definitions are added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

“First Amendment” means that certain Consent and First Amendment to Loan and Security Agreement, dated as of May 3, 2022, by and among the Borrower, Agent and the Lenders.

“Investor” means (i) NQ Project Pharaoh, L.P., a Delaware limited partnership, (ii) Sagard Healthcare Royalty Partners, LP, a Cayman Islands exempted limited partnership,

(iii) Sagard Healthcare Partners Co-Invest Designated Activity Company, a company incorporated in Ireland, (iv) Hercules Capital, Inc., a Maryland corporation, (v) Hercules Private Global Venture Growth Fund I L.P., a Delaware limited partnership, and (vi) any other entity or entities that become party to the RIF Agreement in accordance with Section 2.1(b)(ii), 2.1(c) or 9.4 of the RIF Agreement.

“Permitted RIF Indebtedness” means Indebtedness of Borrower in favor of Investor that (a) is incurred in accordance with the RIF Agreement, (b) is in an aggregate investment amount not to exceed $300,000,000, (c) consists (in part) of a Royalty Payment for which the Royalty Rate (as defined in the RIF Agreement) is no greater than 10%, (d) includes the other payment obligations of Borrower set forth therein, and (e) is subject to the RIF Subordination Agreement.

“Revenue Interest Collateral” has the meaning given to such term in Section 2.7(a) of the RIF Agreement.

“RIF Agreement” means that certain Revenue Interest Financing Agreement, attached as Exhibit A to the First Amendment, by and among Borrower and Investor dated as of May 3, 2022; provided that the terms of the RIF Agreement may be amended or waived but only to the extent (a) Borrower provides the Agent and Lenders with not less than ten (10) Business Days’ written notice (or such shorter period as consented to by the Agent and the Lenders) and (b) Borrower has received the prior written consent of Agent and the Required Lenders if the amendment or waiver (i) is adverse to the Agent and the Lenders in any material respect (including by modifying the defined terms “Royalty Payments”, “Royalty Rate” and/or the security interests set forth in Section 2.7 therein) or

(ii)
impairs the rights of the Agent and the Lenders under this Agreement.

“RIF Collateral Account” means the deposit account(s) used exclusively to maintain the Revenue Interest Collateral in accordance with Section 2.7(b) of the RIF Agreement.

“RIF Subordination Agreement” means that certain Subordination Agreement by and among Borrower, Investor and Agent dated as of May 3, 2022.

“Royalty Payments” has the meaning given to such term in Section 1.1 of the RIF Agreement.

(ii)
Amended and Restated Definitions. The following definitions appearing in Section 1.1 of the Loan Agreement are hereby amended in their entirety and replaced with the following:

“Excluded Account” means (a) prior to the termination of the RIF Agreement in accordance with Article 8 of the RIF Agreement, the RIF Collateral Account (and funds deposited therein or credited thereto), and (b) any of the following accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any account opened after the Closing Date, in the next Compliance Certificate delivered after such account is opened: (i) accounts used exclusively to maintain cash collateral subject to a Permitted Lien, (ii) any payroll or benefits account, provided that the aggregate balance of all such accounts shall not exceed the amount of all payroll or related benefit payments required to be made in the two next payroll periods, (iii) any zero balance account, and

(iv) any other deposit accounts, so long as the aggregate amount in all such deposit accounts do not exceed $1,000,000 on any day.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, any Joinder Agreements, all UCC financing statements naming Borrower as debtor and Agent as secured party, the Warrant, the Intellectual Property Security Agreement, the Guaranty (if any), the RIF Subordination Agreement and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Permitted Indebtedness” means:

(a)
Indebtedness of Borrower in favor of any Lender or Agent arising under this Agreement or any other Loan Document;

(b)
Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;

(c)
Indebtedness of up to $500,000 outstanding at any time secured by a Lien described in clause (g) of the defined term “Permitted Liens”, provided that (x) such Indebtedness does not exceed the cost of the Equipment or software or other intellectual property financed with such Indebtedness, and (y) such amount may be increased by $50,000 for each vehicle assigned by the Borrower to field-based employees;

(d)
(i) Indebtedness to trade creditors incurred in the ordinary course of business and

(ii) Indebtedness incurred in the ordinary course of business with corporate credit cards in an aggregate amount not to exceed (x) at all times prior to the Approval

Milestone II Date, $2,000,000, and (y) at all times on an after the Approval Milestone II Date, $5,000,000, in each case outstanding at any time;

(e)
Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien;

(f)
Subordinated Indebtedness;

(g)
reimbursement obligations in connection with letters of credit that are secured by Cash and issued on behalf of Borrower or a Subsidiary in an amount not to exceed

(x) at all times prior to the Approval Milestone II Date, $1,500,000, and (y) at all times on an after the Approval Milestone II Date, $2,500,000, in each case at any time outstanding;

(h)
intercompany Indebtedness as long as each of the Subsidiary obligor and the Subsidiary obligee under such Indebtedness is a Subsidiary that has executed a Joinder Agreement, or other intercompany Indebtedness resulting from a Permitted Investment in accordance with clause (j) of the defined term “Permitted Investments”;

(i)
Permitted Convertible Debt in an aggregate principal amount not to exceed

$400,000,000 at any one time outstanding;

(j)
Permitted RIF Indebtedness;

(k)
other unsecured Indebtedness in an amount not to exceed $1,000,000 at any time outstanding; and

(l)
extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or the applicable Subsidiary, as the case may be, and subject to any limitations on aggregate amount of such Indebtedness.

“Permitted Liens” means:

(a)
Liens in favor of Agent;

(b)
Liens existing on the Closing Date which are disclosed in Schedule 1C;

(c)
Liens for taxes, fees, assessments or other governmental charges or levies, either not yet delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP;

(d)
Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business and imposed without action of such parties; provided, that the payment thereof is not yet required;

(e)
Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;

(f)
the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(g)
Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (c) of “Permitted Indebtedness”;

(h)
Liens incurred in connection with Subordinated Indebtedness;

(i)
leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;

(j)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(k)
Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);

(l)
statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms or securities intermediaries to cover fees, similar expenses and charges;

(m)
easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;

(n)
licenses and other arrangements for the use of Intellectual Property permitted hereunder;

(o)
(i) Liens on Cash securing obligations permitted under clause (g) of the definition of Permitted Indebtedness and (ii) security deposits in connection with real property leases, the combination of (i) and (ii) in an aggregate amount not to exceed $2,000,000 at any time;

(p)
Liens on the Revenue Interest Collateral; and

(q)
Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (b) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Transfers” means:

(a)
sales of Inventory in the ordinary course of business;

(b)
licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business that could not result in a legal transfer of title of the licensed property that are non-exclusive or may be exclusive in respects other than territory or may be exclusive as to territory but only as to discreet geographical areas outside of the United States of America in the ordinary course;

(c)
dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business;

(d)
use of Cash in the ordinary course of business or as otherwise permitted herein;

(e)
use of Cash to repay Permitted RIF Indebtedness or deposit into the RIF Collateral Account, in each case, in accordance with the terms of this Agreement and the RIF Agreement;

(f)
sale of stock or other shares in the ordinary course of business;

(g)
transfers constituting the making of Permitted Investments, or the granting of Permitted Liens; and

(h)
other transfers of assets having a fair market value of not more than $500,000 in the aggregate in any fiscal year.

“Qualified Cash” means an amount equal to (a) the amount of Borrower’s Cash held in accounts subject to an Account Control Agreement in favor of Agent, minus (b) the Qualified Cash A/P Amount, and, for the avoidance of doubt, excludes any Cash required to be deposited in or credited to the RIF Collateral Account in accordance with Section 2.7(b) of the RIF Agreement.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations (excluding all Indebtedness owing under the RIF Agreement), in amounts and on terms and conditions satisfactory to Agent in its reasonable discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its reasonable discretion.

(iii)
Excluded Collateral. Section 3.2 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

3.2 Excluded Collateral. Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) more than 65%

of the presently existing and hereafter arising issued and outstanding Equity Interests owned by Borrower of any Foreign Subsidiary or Foreign Subsidiary Holding Company which Equity Interests entitle the holder thereof to vote for directors or any other matter,

(b)
nonassignable licenses or contracts, including without limitation any licenses described in clause (b) of the defined term “Permitted Transfers”, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC), provided further, that upon the termination of such prohibition or such consent being provided with respect to any license or contract, such license or contract shall automatically be included in the Collateral, (c) property for which the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically be included in the Collateral; (d) any Excluded Accounts; (e) any cash collateral deposit subject to a Permitted Lien hereunder, if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder or create a right of termination a party thereto (other than Borrower), provided that upon the termination and release of such cash collateral, such property shall automatically be included in the Collateral; (f) any lease, license or other agreement and any property subject thereto on the Closing Date or on the date of the acquisition of such property (other than any property acquired by a Loan Party subject to any such contract or other agreement to the extent such contract or other agreement was incurred in contemplation of such acquisition) to the extent that a grant of a security interest therein to secure the Secured Obligations would violate or invalidate such lease, license, contract or agreement or create a right of termination in favor of any other party thereto (other than the Borrower, any other Loan Party or any Subsidiary) (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC); (g) any assets as to which the Agent in its reasonable discretion shall determine that the costs and burdens of obtaining or perfecting a security interest therein substantially outweigh the benefit to the Lenders of the security afforded thereby (including, without limitation, vehicles or other assets subject to a certificate of title); (h) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, (i) the Revenue Interest Collateral, and (j) any other assets as may be agreed by the Agent in writing in its sole discretion to be excluded from Collateral.

(iv)
Indebtedness. Section 7.4 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

7.4
Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, and shall not permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except (a) for the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) for purchase money Indebtedness pursuant to its then applicable payment schedule or with other purchase money

Indebtedness permitted hereunder, (c) for prepayment (i) by any Loan Party or Subsidiary of intercompany Indebtedness owed to Borrower, or (ii) by any Subsidiary that is not a Loan Party of intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Loan Party, or (d) as may be permitted under any Subordination Agreement,

(e) as otherwise permitted hereunder or approved in writing by Agent, (f) Permitted Indebtedness with the proceeds of other Permitted Indebtedness, and (g) in compliance with Section 7.23.

Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of Borrower’s common stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set- off) (in each case, whether in cash, common stock of Borrower or, following a merger event or other change of the common stock of Borrower, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt shall not constitute a prepayment of Indebtedness by Borrower for the purposes of this Section 7.4 provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of Borrower’s common stock if the Redemption Conditions are satisfied in respect of such redemption and at all times after such redemption.

(v)
Collateral. Section 7.5 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

7.5
Collateral. Borrower shall at all times keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process that is reasonably likely to result in damages, expenses or liabilities in excess of $1,000,000 affecting the Collateral, the Intellectual Property, such other property or assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens. Borrower shall not agree with any Person other than Agent or Lenders not to encumber its property other than in connection with Permitted Liens. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby)
(c)
customary restrictions on the assignment of leases, licenses and other agreements and
(d)
pursuant to the RIF Agreement. Borrower shall cause each of its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause each of its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process that is reasonably likely to result in damages, expenses or liabilities in excess of

$500,000.

(vi)
Deposit Accounts. Section 7.12 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

7.12 Deposit Accounts. Other than Excluded Accounts, neither Borrower nor any Subsidiary (other than an Excluded Subsidiary) shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement. Borrower shall at all times (a) maintain the RIF Collateral Account in accordance with the applicable terms of the RIF Agreement in all material respects, (b) ensure that any deposits into and withdrawals from the RIF Collateral Account are made for no purpose other than to comply with its requirements under Section 2.7 of the RIF Agreement in amounts not to exceed what is required under Article 2 of the RIF Agreement, and (c) ensure that each Compliance Certificate shall set out (i) the balance of the RIF Collateral Account as of the final day of the month ended immediately prior to the date of such Compliance Certificate, and (ii) a transaction report including all deposits into and withdrawals from the RIF Collateral Account, if any, for the month ended immediately prior to the date of such Compliance Certificate.

(vii)
RIF Agreement. The following new Section 7.23 is inserted in Section 7 of the Loan Agreement immediately following Section 7.22:

7.23 RIF Agreement. Borrower shall (a) not, without the consent of Agent, make any payment under the RIF Agreement other than (i) the Royalty Payments pursuant to Section 2.2 of the RIF Agreement, (ii) the True Up Payments (as defined in the RIF Agreement) pursuant to Section 2.3(a) and 2.3(b) of the RIF Agreement, (iii) costs and expenses pursuant to Section 9.3 of the RIF Agreement, and (iv) subject to the following proviso, other payments due to the Investors under the RIF Agreement (whether or not initially to the RIF Collateral Account); provided, however, that (a) Borrower may not, without the written consent of the Agent, make any payment under the RIF Agreement (x) if an Event of Default exists under the Loan Agreement immediately prior to such payment or would result immediately after giving effect to such payment, (y) constituting the payment of any Pre-Regulatory Milestone Change of Control Price or Post-Regulatory Milestone Change of Control Price or (z) pursuant to Section 2.3(c) of the RIF Agreement, in the case of each of clause (x), (y) or (z), until such time as the Secured Obligations (other than contingent indemnity obligations) are fully paid, and the Lenders have no commitment or obligation to lend any further funds to Borrower under this Agreement, and (b) give prompt written notice to the Agent of any amendment, modification, waiver or termination of the RIF Agreement.

(viii)
Other Obligations. Section 9.7 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

9.7 Other Obligations.

(a)
The occurrence of any default under any agreement or obligation of any Loan Party involving any Indebtedness in excess of $2,000,000;

(b)
Any early payment is required or unwinding or termination occurs with respect to any Warrant, Permitted Bond Hedge Transaction and Permitted Warrant Transaction, or

any condition giving rise to the foregoing is met, in each case, with respect to which Borrower or its Affiliates is the “defaulting party” under the terms of such Warrant,

Permitted Bond Hedge Transaction or Permitted Warrant Transaction; or

(c)
The occurrence of any “Event of Default” (as defined in the RIF Agreement).

(ix)
Schedule 1.1(a) to the Loan Agreement is hereby replaced with Schedule 1.1(a)

attached hereto:

(b) References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 4 Conditions of Effectiveness. The effectiveness of this Amendment (the “First Amendment Effective Date”) shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:

(a)
this Amendment, executed by Agent, each Lender and Borrower;

(b)
duly executed signatures to a Warrant issued by Phathom Pharmaceuticals, Inc. in favor of Incoming Lender;

(c)
duly executed signatures to a Warrant issued by Phathom Pharmaceuticals, Inc. in favor of Hercules Private Credit Fund 1 L.P.;

(d)
Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 8(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement; and

(e)
on the First Amendment Effective Date, immediately after giving effect to the amendment of the Loan Agreement contemplated hereby:

(i)
The representations and warranties contained in Section 5 shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date; and

(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 5 Transfer of Commitments. Pursuant to Section 11.7 of the Loan Agreement: (a) Agent, in its capacity as a Lender, has (i) prior to the date hereof, transferred certain Term Commitments to Hercules Private Credit Fund 1 L.P. and (ii) on the date hereof shall transfer certain Term Commitments to the Incoming Lender, in each case, the same which are reflected on Schedule 1.1(a), and (b) the Incoming Lender hereby confirms that, on and with effect from the date hereof, it will assume the rights and obligations as a “Lender” under the Loan Documents. No transfer fee shall be payable in respect of this Section. Each Existing Lender agrees that Agent will distribute to each Existing Lender the pro rata amount of any fees payable in respect of the Term Commitments set out opposite its name in Schedule 1.1 for the period from when such fee began to accrue until the date hereof. Incoming Lender agrees to the terms and conditions set forth on Addendum 1 and Addendum 3 of the Loan Agreement.

SECTION 6 Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (a) that no Event of Default has occurred and is continuing; (b) that there has not been and there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders (subject to the release of the security interest in and lien on the Revenue Interest Collateral in Section 7 of this Amendment below), pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 5, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

SECTION 7 Release of Security Interests in Revenue Interest Collateral. Notwithstanding anything to the contrary contained herein or otherwise, effective immediately upon the entry into the RIF Agreement, without further action on the part of the parties hereto all security interests and other liens of every type at any time granted to or held by the Agent for the benefit of the Lenders with respect to the Revenue Interest Collateral as security for the obligations under the Loan Agreement and any other Loan Documents shall be automatically terminated and automatically released without further action by any Lender or the Agent. In furtherance of the foregoing, the Agent and the Lenders, as applicable, agree to execute and deliver to the Borrower any and all documents, certificates, agreements or filings necessary to evidence the release of the Agent’s security interests in the Revenue Interest Collateral (such documents and filings to be prepared by the Borrower at Borrower’s sole expense), including the filing of any UCC-3 amendments to financing statements solely related to the release of the Revenue Interest Collateral.

SECTION 8 Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 9 Miscellaneous.

(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii)
Subject to the release of the security interest in and lien on the Revenue Interest Collateral in Section 7 of this Amendment above, Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the First Amendment Effective Date, as of the date hereof, and with effect from (and including) the First Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.

(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the out-of-pocket costs and expenses of Agent and each Lender party hereto, and the fees and disbursements of counsel to Agent and each Lender party hereto (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.

(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)
Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

Signature: /s/ Terrie Curran

Print Name: Terrie Curran

Title: President and Chief Executive Officer

[SIGNATURES CONTlNUE ON THE NEXT PAGE]

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

By: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

INCOMING LENDER:

SAGARD HEALTHCARE ROYALTY PARTNERS, LP

By: Sagard Healthcare Royalty Partners GP LLC, its general partner

Signature: /s/ Jason Sneah

Print Name: Jason Sneah Title: Manager

Signature: /s/ Adam Vigna

Print Name: Adam Vigna

Title: Chief Investment Officer